UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 17, 2006

Citibank Omni-S Master Trust (Exact name of registrant as specified in charter)

New York (State of Organization)	000-24776 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

C/o Citi Omni-S Finance LLC 701 East 60th St., North P.O. Box 6034, MC 1251, Room A Sioux Falls, South Dakota (Address of principal executive offices)		57117 (Zip Code)

Registrant's Telephone Number, including area code: (605) 331-2671

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

       Item 8.01. Other
Events

        On January 17, 2006, Registrant made available the Monthly Servicer
        Certificate set forth as Exhibits 20(a) through 20(e).

Item 9.01. Financial Certificates and Exhibits

        The Exhibit Index hereto is incorporated herein by reference.

2.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       CITIBANK OMNI-S MASTER TRUST
      (Registrant)

By:

       Citi Omni-S Finance LLC
      (as Seller)

By:

       /S/ Douglas C. Morrison
      Douglas C. Morrison
      President

Date: January 17, 2006

3.

EXHIBIT INDEX

Exhibit No.

       20(a).

Series 2000-4 Monthly Servicer Certificate related to the distribution of January 17, 2006 and reflecting the performance of the assets held by the Trust with respect to Series 2000-4 during the Due Period ended on
      January 17, 2006.

20(b).

Series 2001-1 Monthly Servicer Certificate related to the distribution of January 17, 2006 and reflecting the performance of the assets held by the Trust with respect to Series 2001-1 during the Due Period ended on
      January 17, 2006.

20(c).

Series 2001-3 Monthly Servicer Certificate related to the distribution of January 17, 2006 and reflecting the performance of the assets held by the Trust with respect to Series 2001-3 during the Due Period ended on
      January 17, 2006.

20(d).

Series 2002-2 Monthly Servicer Certificate related to the distribution of January 17, 2006 and reflecting the performance of the assets held by the Trust with respect to Series 2002-2 during the Due Period ended on
      January 17, 2006.

20(e).

Series 2002-3 Monthly Servicer Certificate related to the distribution of January 17, 2006 and reflecting the performance of the assets held by the Trust with respect to Series 2002-3 during the Due Period ended on
      January 17, 2006.

4.